UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)     July 14, 2006

                             AURORA GOLD CORPORATION
             (Exact name of registrant as specified in its charter)


    Delaware                        0-24393             13-3945947
   (State or other jurisdiction     (Commission         (IRS Employer
    of incorporation)               File Number)        Identification No.)


30 Ledgar Road, Balcatta, WA, Australia                    6021
(Address of principal executive offices)                   (Zip Code)

Registrant's Telephone Number, Including the area code:    (+61) 89240-2836


(Former name or former address, if changed from last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Information A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

AURORA GOLD CORPORATION
-----------------------

Item 8.01 Other Events

Aurora Gold Corporation (the "Company", "Aurora Gold"), a mineral exploration company focusing on exploration and development in the Tapajos Gold Province, State of Para , Brazil, is pleased to announce the initial drilling results from the first drill hole at the Attacadau gold occurrence on the Sao Domingos gold property, and significant soil anomaly from the Santa Isabel property.

Current drilling on the Sao Domingos property targeting an extensive soil and rock chip anomaly has intersected gold mineralisation in the first hole. Results are tabulated below.

6m  @  1.31  g/t  Gold  from  29m
2m  @  1.09  g/t  Gold  from  57m
8m  @  1.19  g/t  Gold  from  73m

The gold mineralisation in the first hole confirms the potential for the Attacadau occurrence and Aurora Gold is now in a position to continue testing the anomaly further along strike. Reassessment of the anomaly shows it to strengthen to the North West and Aurora Gold has prepared the area for drill testing in the coming days. The drilling will now target an extension of the mineralisation form the first hole along strike. Based on the soil sampling results it appears the mineralised halo increases in grade and width as it is traced NE from the current intersections.

Gold mineralization has been intersected in several zones through the first drill hole and has now given the geologists a much better understanding of the subsurface geometry of the mineralised portion of this structure. The geologists feel this is the weakest part of the mineralised structure based on the geochem results and anticipate it to strengthen to the NW. The Company will now look to extend the drilling campaign and target this structure along strike.

The company is also pleased to outline the results of soil geochemistry at the Santa Isabel Property. Results show a very high-grade 400m anomaly grading +2g/t in soils with other assays at +1 g/t in soils over a strike length of several hundred meters. Aurora Gold is planning to mobilize drilling equipment to the area to test the depth and strike potential of the anomaly. Aurora Gold is also confident that drilling will reveal high-grade mineralisation over several hundred meters.

Item 9.01     Financial Statements and Exhibits

(d)      Exhibits:

99.1 Aurora Gold Corporation news release issued July 14, 2006 and disseminated through the facilities of recognized newswire services.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AURORA GOLD CORPORATION


Date: July 14, 2006                       by: /s/ A. Cameron Richardson
      -------------                           -------------------------
                                                  A. Cameron Richardson
                                                  CFO and Director


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